UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2017

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
On February 24, 2017, TransDigm Group Incorporated (“TransDigm Group”) issued a press release (the “Press Release”) announcing the pricing of an additional $300 million aggregate principal amount of 6.500% Senior Subordinated Notes due 2025 (the “Notes”) by TransDigm Inc., its wholly-owned subsidiary. The Notes may not be offered or sold without registration unless such offer or sale is made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 (the “Securities Act”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K and in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Terrance M. Paradie
Terrance M. Paradie
Executive Vice President and
Chief Financial Officer
Date: February 24, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release